Exhibit 10.2
May 27, 2015
Lisa Marchese
4575 Dean Martin Dr.
Apartment 602
Las Vegas, NV 89109

RE: THIRD LETTER AMENDMENT TO EMPLOYMENT AGREEMENT
Dear Lisa:
Reference is made to that certain Employment Agreement dated as of January 1, 2012, (as amended, the “Agreement”), by and between Nevada Property 1 LLC (“Employer”), and Lisa Marchese (“Executive”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
Employer and Executive have agreed to amend certain provisions of the Agreement by this letter amendment (this “Third Amendment”). In particular, the parties hereby acknowledge and agree the Specified Term of the Agreement is hereby further extended for a period of ninety (90) days, expiring on September 1, 2015.
Except as expressly modified by this Third Amendment, the terms of the Agreement remain in full force and effect, unmodified.

NEVADA PROPERTY 1 LLC	EXECUTIVE

By: /S/ William P. McBeath	By: /S/ Lisa Marchese
Name: William P. McBeath	Name: Lisa Marchese
Title: Chief Executive Officer	Title: Chief Marketing Officer

By: /S/ Anthony J. Pearl
Name: Anthony J. Pearl
Title: General Counsel and Chief Compliance Officer